Exhibit 99.1

News Announcement

CONTACT:
William J. Fair	Joseph N. Jaffoni, Richard Land
Chief Financial Officer	JCIR
610/373-2400	212/835-8500 or penn@jcir.com

FOR IMMEDIATE RELEASE

PENN NATIONAL GAMING ANNOUNCES

PROPOSED PRIVATE OFFERING OF $400 MILLION OF SENIOR NOTES

Wyomissing, PA (January 12, 2017) — Penn National Gaming, Inc. (PENN: Nasdaq) (“Penn”) today announced that it plans to offer, subject to market and other conditions, $400 million aggregate principal amount of ten-year senior unsecured notes.

Penn intends to use proceeds of the proposed offering to fund the purchase pursuant to Penn’s previously announced tender offer and/or redemption of any and all of its 5.875% Senior Notes due 2021 and to pay related fees and expenses. Penn intends to use any remaining net proceeds from the proposed offering, together with the proceeds of the portion of its revolving credit facility drawn or utilized on the closing date, its term loan A facility and its term loan B facility, to refinance its existing credit facilities, fund related transaction fees and expenses and for general corporate purposes.

The notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and they may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered and sold only (A) to persons reasonably believed to be QIBs in compliance with Rule 144A and (B) outside the United States to persons other than U.S. persons (“non-U.S. purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)) in reliance upon Regulation S.

About Penn National Gaming

Penn is a leading, diversified, multi-jurisdictional owner and manager of gaming and racing facilities and video gaming terminal (“VGT”) operations. Penn has also recently expanded into social online gaming offerings via its Penn Interactive Ventures, LLC division and Penn’s recent acquisition of Rocket Speed, Inc. (formerly known as Rocket Games, Inc., (“Rocket Speed”)).  Penn currently owns, manages, or has ownership interests in twenty-seven facilities in the following seventeen jurisdictions: California, Florida, Illinois, Indiana, Kansas, Maine, Massachusetts, Mississippi,

Missouri, Nevada, New Jersey, New Mexico, Ohio, Pennsylvania, Texas, West Virginia, and Ontario, Canada.

Forward-Looking Statements

This press release includes “forward looking statements,” including statements about the proposed offering, including the anticipated use of proceeds therefrom, and related transactions. These statements can be identified by the use of forward looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “seeks,” “may,” “will,” “should” or “anticipates” or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties.  Actual results may vary materially from expectations.  Although Penn believes that its expectations are based on reasonable assumptions, within the bounds of its knowledge of its business, there can be no assurance that actual results will not differ materially from Penn’s expectations, and accordingly, Penn’s forward looking statements are qualified in their entirety by reference to the factors described in the Penn’s Annual Report on Form 10-K for the year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”).  Meaningful factors that could cause actual results to differ materially from the forward looking statements include, without limitation, risks related to the following: the ability of Penn’s operating teams to drive revenue and adjusted EBITDA margins; the impact of significant competition from other gaming and entertainment operations; Penn’s ability to obtain timely regulatory approvals required to own, develop and/or operate its facilities, or other delays, approvals or impediments to completing its planned acquisitions or projects, such as construction factors, including delays, unexpected remediation costs, local opposition, organized labor, and increased cost of labor and materials; the passage of state, federal or local legislation (including referenda) that would expand, restrict, further tax, prevent or negatively impact operations in or adjacent to the jurisdictions in which Penn does or seeks to do business (such as a smoking ban at any of its facilities); the effects of local and national economic, credit, capital market, housing, and energy conditions on the economy in general and on the gaming and lodging industries in particular; the activities of Penn’s competitors and the rapid emergence of new competitors (traditional, internet, social, sweepstakes based and VGTs in bars, truck stops and other retail establishments); increases in the effective rate of taxation at any of Penn’s properties or at the corporate level; Penn’s ability to identify attractive acquisition and development opportunities (especially in new business lines) and to agree to terms with, and maintain good relationships with partners/municipalities for such transactions; the costs and risks involved in the pursuit of such opportunities and Penn’s ability to complete the acquisition or development of, and achieve the expected returns from, such opportunities; Penn’s ability to maintain market share in established markets and ramp up operations at its recently opened facilities; Penn’s expectations for the continued availability and cost of capital; the impact of weather; the outcome of pending legal proceedings; changes in accounting standards; the risk of failing to maintain the integrity of Penn’s information technology infrastructure and safeguard its business, employee and customer data; risks relating to the remediation of Penn’s material weaknesses and the costs to strengthen Penn’s internal control structure; Penn’s ability to generate sufficient future taxable income to realize its deferred tax assets; with respect to the recently opened Hollywood Casino Jamul-San Diego, particular risks associated with the repayment or subordination of Penn’s loans to the Jamul Indian Village Development Corporation (“JIV”), the subordination of Penn’s management and intellectual property license fees (including the prohibition on payment of those fees if there is a default under JIV’s credit facilities), sovereign immunity, local opposition (including several pending lawsuits), access, regional competition and property performance; with respect to Penn’s Plainridge Park Casino in Massachusetts, the ultimate location and timing of the other gaming facilities in the state and the region; with respect to Penn’s social and other interactive gaming endeavors, including its recent acquisition of Rocket Speed, risks related to the social gaming industry, employee retention, cyber-security, data privacy, intellectual property and legal and regulatory challenges, as well as Penn’s ability to successfully develop innovative new games that attract and retain a significant number of players in order to grow Penn’s revenues and earnings; with respect to Illinois Gaming Investors, LLC, d/b/a Prairie State Gaming, risks relating to recent acquisitions of additional assets and the integration of such acquisitions, Penn’s ability to successfully compete in the VGT market, its ability to retain existing customers and secure new customers, risks relating to municipal authorization of VGT operations and the implementation and the ultimate success of the products and services being offered; and other factors discussed in Penn’s filings with the SEC.  All subsequent written and oral forward looking statements attributable to Penn or persons acting on Penn’s behalf are expressly qualified in their entirety by the cautionary statements included in this press release.  Penn undertakes no obligation to publicly update or revise any forward looking statements contained or incorporated by reference herein, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this press release may not occur.

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